UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

(Amendment No. __)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

☐	Definitive Information Statement

Spectrum Global Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT OF SPECTRUM GLOBAL SOLUTIONS, INC.
980 N. Federal Highway, Suite 304

Boca Raton, Florida 32432
Telephone (407) 512-9102

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDERS MEETING
Date of Mailing: ________, 2021

To the Stockholders of Spectrum Global Solutions, Inc.:

The attached Information Statement is furnished by the Board of Directors (the “Board”) of Spectrum Global Solutions, Inc. (the “Company,” “Spectrum”, “we” or “us”). The Company, a Nevada corporation, is a public company registered with the Securities and Exchange Commission.

On September 2, 2021, a stockholder holding more than 51% of the voting power of the Company (the stockholder, the “Consenting Stockholder”) consented in writing to amend the Company’s Articles of Incorporation, as amended (the “2021 Amendment”). This consent was sufficient to approve the 2021 Amendment under Nevada law. The attached Information Statement describes the 2021 Amendment that the stockholders of the Company have approved, which changes the name of the Company from Spectrum Global Solutions, Inc. to High Wire Networks, Inc.

This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes. This Information Statement is being mailed on or about September [ ], 2021 to holders of record of Common Stock as of the close of business on September 2, 2021 (the “Record Date”). The Company had 31,808,366 shares of Common Stock outstanding as of the Record Date. Each share of Common Stock was entitled to one (1) vote.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE
TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND
NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Under Rule 14c-2(b) of the Securities Exchange Act of 1934, as amended, none of the actions described in the Information Statement may be taken earlier than 20 calendar days after we have sent or given the Information Statement to our stockholders. We intend to distribute this Notice and Information Statement to our stockholders on or about September [   ], 2021.

The control share acquisition and dissenter’s rights provisions of Chapter 78 of the Nevada Revised Statues are not applicable to the matters disclosed in this Information Statement. Accordingly, there are no stockholder dissenters’ or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Certificate of Amendment, this Information Statement contains important information about the Certificate of Amendment.

By Order of the Board of Directors

/s/ Mark Porter
Mark Porter
Director and Chief Executive Officer

Important Notice Regarding the Availability of Information Statement Materials in connection with this Notice of Stockholder Action by Written Consent:

The Information Statement is available at: https://www.spectrumglobalsolutions.com/investor-center

INFORMATION STATEMENT OF SPECTRUM GLOBAL SOLUTIONS, INC.
980 N. Federal Highway, Suite 304

Boca Raton, Florida 32432
Telephone (407) 512-9102

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Spectrum Global Solutions, Inc., a Nevada corporation (the “Company,” “we” or “us”), to advise them of the corporate actions that have been authorized by written consent of the holder of more than 51% of the voting power (the “Consenting Stockholder”) of the Company’s outstanding capital stock as of the record date of September 2, 2021 (the “Record Date”). These actions are being taken without notice, meetings or votes in accordance with the Nevada Revised Statutes (“NRS”), Sections 78.315 and 78.320. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on September 2, 2021.

The Board of Directors has approved, and recommended to the stockholders for approval, an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) to change the name of the Company from Spectrum Global Solutions, Inc. to High Wire Networks, Inc.

On September 2, 2021, the Consenting Stockholder consented in writing to the Certificate of Amendment. This consent was sufficient to approve the Certificate of Amendment under Nevada law.

No Vote Required

We are not soliciting consents to approve the Certificate of Amendment. Nevada law permits the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

No Appraisal Rights

Under Nevada law, stockholders have no appraisal or dissenters’ rights in connection with the Certificate of Amendment.

Interests of Certain Parties in the Matters to be Acted Upon

Mark Porter, a director and chief executive officer of the Company is also the Consenting Stockholder. Other than with respect to the Consenting Stockholder, none of the executive officers of the Company has any substantial interest resulting from the Certificate of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

Householding of Stockholder Materials

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our Chief Executive Officer at 407-512-9102, and requests in writing should be sent to Spectrum Global Solutions, Inc., Attention Chief Executive Officer, 980 N. Federal Highway, Suite 304, Boca Raton, Florida 32432. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED
BY CONSENTING STOCKHOLDER

AMENDMENT TO THE ARTICLES OF INCORPORATION

Approval of Corporate Name Change to High Wire Networks, Inc.

The Board of Directors believes that it is in the best interest of the Company to approve the proposed name change of the Company from Spectrum Global Solutions, Inc. to High Wire Networks, Inc. The Board of Directors believes that from a branding and marketing standpoint, the name High Wire Networks, Inc. will give the Company an advantage when creating sales opportunities.

The proposed name change will be effectuated upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Nevada.

Common Stock

The holders of our Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders. Holders of our Common Stock are entitled, among other things, (i) to share ratably in dividends if, when and as declared by the Board out of funds legally available therefore and (ii) in the event of liquidation, dissolution or winding-up of our company, to share ratably in the distribution of assets legally available therefore, after payment of debts and expenses. Holders of our Common Stock have no subscription, redemption or conversion rights. The holders of our Common Stock do not have cumulative voting rights in the election of directors and have no preemptive rights to subscribe for additional shares of our capital stock. The rights, preferences and privileges of holders of our Common Stock are subject to the terms of any series of Preferred Stock that may be issued and outstanding from time to time. A vote of the holders of a majority of our Common Stock is generally required to take action under our Certificate of Incorporation and Bylaws.

Series B Preferred Stock

Pursuant to its Certificate of Designation, the Series B preferred stock shall be voted together with the shares of our common stock and any other series of preferred stock then outstanding, and not as a separate class, at any annual or special meeting of stockholders, with respect to any question or matter upon which the holders of common stock have the right to vote, such that the aggregate voting power of the Series B preferred stock is equal to 51% of the total voting power of the company. No holder of Series B preferred stock shall be entitled to redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In the table below, the percentage of ownership of our Common Stock is based on 31,808,366 shares of Common Stock outstanding as of September 2, 2021. Unless otherwise noted below, the address of the persons listed on the table is c/o Spectrum Global Solutions, Inc., 980 N. Federal Highway, Suite 304, Boca Raton, FL 32432.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of September [ ], 2021, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

	Common Stock		Series B Preferred
Name	Shares Beneficially Owned	Percentage of Class	Shares Beneficially Owned	Percentage of Class
Directors and Named Executive Officers:
Mark Porter	-	0%	1,000	100%

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects,” “anticipates,” “plans,” “believes,” “projects,” and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

●	Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

●	Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021 and June 30, 2021.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Mark Porter
Mark Porter
Director and Chief Executive Officer

Boca Raton, Florida
September 2, 2021